UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21380
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
(Exact name of registrant as specified in charter)
301 E. Colorado Boulevard, Suite 720
Pasadena, CA 91101
(Address of principal executive offices) (Zip code)
Donald F. Crumrine
Flaherty & Crumrine Incorporated
301 E. Colorado Boulevard, Suite 720
Pasadena, CA 91101
(Name and address of agent for service)
registrant’s telephone number, including area code: 626-795-7300

Date of fiscal year end: November 30
Date of reporting period: November 30, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND
To the Shareholders of Flaherty & Crumrine/Claymore Total Return Fund:
     We begin with some good news—the Fund ended the fiscal year with a bit of extra income, so shareholders of record on December 22, 2011 received a special one-time distribution of $0.055 per share. This was in addition to the regular monthly dividend of $0.1395 per share.
     During the fourth fiscal quarter of 20111, total return on net asset value2 of the Fund was -1.3%; the return for the full fiscal year was +7.3%. Total return based on market price of Fund shares for the comparable periods was +1.6% and +11.4% respectively. The table below presents these and other performance measures of interest to investors.
TOTAL RETURN ON NET ASSET VALUE
FOR PERIODS ENDED NOVEMBER 30, 2011

	Actual Returns			Average Annualized Returns
	Three	Six	One	Three	Five	Life of
	Months	Months	Year	Years	Years	Fund(1)
Flaherty & Crumrine/Claymore Total Return Fund	-1.3%	-3.7%	7.3%	37.9%	4.4%	5.5%
Barclays Capital U.S. Aggregate Index(2)	0.8%	3.5%	5.5%	7.7%	6.1%	5.5%
S&P 500 Index(3)	2.9%	-6.3%	7.8%	14.1%	-0.2%	4.8%

(1)	Since inception on August 26, 2003.

(2)	The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market. Unless otherwise noted, index returns reflect the reinvestment of dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. This index was formerly known as the Lehman Brothers U.S. Aggregate Index.

(3)	The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.
     Financial markets have been highly volatile in recent months, driven largely by economic jitters in Europe and the United States. As reflected in the numbers above, the market for preferred securities has also been uneven. Despite these challenging conditions, the Fund is achieving its primary objective of high current income. The monthly dividend was raised twice during the fiscal year; as of November 30th, the distribution rate stood at 9.2% based on market price of Fund shares.

[1]	September 1, 2011 — November 30, 2011

[2]	Following the methodology required by the SEC, total return includes income and principal change, plus the impact of the Fund’s leverage and expenses.

     When the economic narrative of 2011 is ultimately written, it seems certain the focus will be on politics in the United States and Europe, and the terms “circus” and “dysfunction” will be prominent. We’ve known sovereign debt burdens in Europe and the U.S. are not sustainable without major, politically-difficult reforms. The only question was when that day of reckoning would arrive.
     In Europe, awareness of the sovereign debt crisis built slowly over the past two years, and political leaders dragged their feet during most of that time. They finally appear to have gotten serious and are quickening the pace of needed reforms, although much work remains to be done.
     The U.S. is also on a risky long-term budgetary path, with political expediencies of Washington D.C. thus far taking precedence over addressing the problem. In addition, without the “luxury” of running large deficits, state and local governments have been dramatically cutting spending to manage their own fiscal challenges. Businesses and households, on the other hand, continue to reduce their debt burdens and are fundamentally (though not uniformly) healthy. We expect this dichotomy between an improving private sector and a deteriorating public sector to persist in 2012, which is likely to keep market volatility elevated and dampen near-term economic growth.
     Prices on securities issued by European companies have been hit particularly hard. As of November 30th, 12% of the Fund’s portfolio consisted of securities issued or guaranteed by banks and insurance companies based in Europe. As we’ve discussed previously, each of these companies has operations throughout the world, but is tied most closely to economic conditions in the Eurozone. We believe these issuers are well capitalized and well managed, and therefore better able to handle market turbulence, but continued weakness in the Eurozone will be a challenge. Several of these positions declined in value during the quarter, contributing to the drop in NAV.
     In the U.S., stocks and bonds issued by financial institutions also have been under pressure. Slow economic growth and unresolved regulatory issues continue to have investors wary of the industry. In our view, expanded in the discussion section that follows, the credit quality of the industry is far better than at any time in the recent past. For the foreseeable future, we believe the best opportunities in the financial sector will be found in preferred securities.
     Once again we use the occasion of our annual report to dig more deeply into several topics of interest to shareholders. We hope you’ll read on and learn more about your Fund, as well as our thoughts on the factors important to its outlook. In addition, we encourage you to visit the Fund’s website www.fcclaymore.com for a more in-depth discussion of conditions in both preferred markets and the broader economy.

Sincerely,

Donald F. Crumrine	Robert M. Ettinger
Chairman	President

December 30, 2011

DISCUSSION TOPICS
The Fund’s Portfolio Results and Components of Total Return on NAV
     The table below reflects performance over both the recent six months and the Fund’s fiscal year of each element comprising total return of the Fund, namely: (a) investing in a portfolio of securities; (b) hedging that portfolio of securities against significant increases in long-term interest rates (see the following discussion on status of the Fund’s interest-rate hedging strategy); and (c) utilizing leverage to enhance returns to shareholders. Next, we compute the impact of the Fund’s operating expenses. All of the parts are summed to determine total return on NAV.
Components of FLC’s Total Return on NAV
for the Fiscal Year Ended November 30, 2011

	Six Months*	One Year

Total Return on Unleveraged Securities Portfolio (including principal and income)	-1.7%	+6.3%
Return from Interest Rate Hedging Strategy	N/A	N/A
Impact of Leverage (including leverage expense)	-1.2%	+2.4%
Expenses (excluding leverage expense)	-0.7%	-1.4%

Total Return on NAV	-3.6%	+7.3%

*	Actual, not annualized.
     For comparison, the following table displays returns over the same two time periods on four indices compiled by Bank of America Merrill Lynch, reflecting various segments of the preferred market. In addition, we have calculated and included a fifth measure—a composite of these four indices weighted by the size of each segment. In our view, this composite represents a broad measure of the entire preferred market. Because the index returns exclude all expenses and the impact of leverage, they compare most directly to the top line in the Fund’s performance table. As you can see, the Fund outperformed the composite by a substantial amount over the fiscal year, though the results have been much closer during the past six months.
Total Returns of Bank of America Merrill Lynch Preferred Securities Indices*
for Periods Ended November 30, 2011

	Six Months	One Year

BofA Merrill Lynch 8% Capped DRD Preferred Stock IndexSM	+2.0%	+8.1%
BofA Merrill Lynch 8% Capped Hybrid Preferred Securities IndexSM	-1.9%	+3.2%
BofA Merrill Lynch 8% Capped Corporate U.S. Capital Securities IndexSM	-4.1%	+1.9%
BofA Merrill Lynch Adjustable Preferred Stock, 7% Constrained IndexSM	-15.2%	-8.4%

Composite Preferred Market Benchmark Index	-2.4%	+3.2%

*	The Bank of America Merrill Lynch 8% Capped DRD Preferred Stock IndexSM (P8D0) includes investment grade preferred securities issued by both corporations and government agencies that qualify for the corporate dividend received deduction with issuer concentration capped at a maximum of 8%. The Bank of America Merrill Lynch 8% Capped Hybrid Preferred Securities IndexSM (P8HO) includes taxable, fixed-rate, U.S. dollar-denominated investment-grade, preferred securities listed on a U.S. exchange with issuer concentration capped at 8%. The Bank of America Merrill Lynch 8% Capped Corporate U.S. Capital Securities IndexSM (C8CT) includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators with issuer concentration capped at a maximum of 8%. The Bank of America Merrill Lynch Adjustable Preferred Stock, 7% Constrained IndexSM (P0AC) includes adjustable rate preferred securities issued by U.S. corporations and government agencies with issuer concentration capped at a maximum of 7%. The Composite Preferred Market Benchmark Index weights the above four Bank of America Merrill

Lynch indices by that market segment’s relative size according to Flaherty & Crumrine data (42.0% P8HO, 36.0% C8CT, 18.3% P8D0, 3.7% P0AC). All index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.
     Total return on NAV also includes the impact of expenses and leverage (the bottom line on the Fund performance table). When compared to the market indices, we reach a similar conclusion, though the differentials are greater for both measurement periods.
Total Return on Market Price of Fund Shares
     While our focus is primarily on managing the Fund’s investment portfolio, our shareholders’ actual return is comprised of the Fund’s monthly dividend payments plus changes in its market price. During the twelve months ending November 30, 2011, total return on market price of Fund shares was +11.4%.
     In a perfect world, the market price of Fund shares would closely track the Fund’s net asset value. As can be seen from the graph below, over the life of the Fund this often has not been the case. However, for almost all of the past year the Fund’s market price has been above its NAV (in market parlance, “trading at a premium”). Because the Fund began fiscal 2011 with its market price at only a modest premium to NAV and ended the fiscal year well above, the total return earned on market price materially exceeded the total return on NAV shown in the first on the previous page.
     Based on a closing price of $18.70 on December 30th, the current annualized yield on market price of the Fund’s shares (assuming the current monthly distribution of $0.1395 does not change) is 9.0%. In our opinion, this distribution rate measures up favorably with most comparable investment opportunities.
Preferred Market Conditions
     Conditions in the market for preferred securities have been mixed recently, as participants sort through a great deal of conflicting information. Improving trends in credit quality have been countered by tepid economic growth and European sovereign risk concerns. Politicians and regulators have been slow to resolve issues big and small, leaving investors with large unknowns in their decision-making processes. These uncertainties have sent many investors to the sidelines and pushed down prices of preferred securities.
     Trading volumes for most preferred securities have declined recently, but by most measures the markets remain healthy. Flows tend to be “lumpier,” indicating an increase in institutional trades along with a drop in retail activity. Price volatility remains stubbornly high for the traditionally sleepy preferred market. We expect this will persist over the near term given current uncertainties in both macroeconomic and political environments.
     New issue activity has been slow, and redemptions continue to outpace new supply. However, when new preferred securities have been issued, demand has been reasonably strong. Investors are cautious, but if an issue is structured and priced properly, demand has been high.
     Looking to the future, we believe investor concerns, while real, have gone too far. U.S. economic growth has improved following surprisingly slow growth in the first half of 2011, and our outlook is for continued, though modest growth.1 We believe the risk of deflation has receded and economic growth should return to the 2-3% range. Although that’s slow for a “typical” recovery from recession, it should be fast enough to accommodate ongoing household and financial sector deleveraging and balance sheet improvement. It also should keep new issuance of preferred securities relatively light. We see this as a fundamentally constructive environment for preferreds.
     The major risk to this outlook is the sovereign debt crisis in Europe. From our perspective as preferred investors, we see three recent painful but ultimately positive developments that represent real progress toward a comprehensive solution to the crisis in Europe. First, markets over the second half of the year lost patience with the piecemeal actions taken previously in Europe, prompting policymakers to agree in July to an expansion of the European Financial Stability Facility (EFSF). Although additional funds from the European Central Bank (ECB) or elsewhere may prove necessary, this was a major step up from previous efforts. Second, policymakers recognized that the sovereign debt crisis has also become a banking crisis, given the sizable holdings of sovereign debt at European banks. Banks that need additional capital under recent stress tests are being required to raise it in the marketplace; if they are unable to do so, member states or the EFSF will provide the capital. In addition, the ECB has both eased monetary policy and expanded its lending facilities, offering ample liquidity to European banks. Third, European Monetary Union members recently agreed to a meaningful degree of fiscal union, which should help deliver greater fiscal discipline in the future. There is still much work to do in Europe, but things are finally moving in the right direction.
     In the U.S., credit trends in major sectors of the preferred market show ongoing improvement. Problem loans at banks are falling, with both new delinquencies and charge-offs declining. Earnings at banks are likely to remain under some pressure given falling net interest margins, rising costs of regulatory compliance and, for some banks, mortgage-related litigation. However, from a preferred investor’s perspective, we think this will be offset by greater balance sheet strength and more-focused, lower-risk business operations.
     Insurance company credit fundamentals remain healthy and business volumes generally have remained good. Property and casualty companies have had to pay sizable claims on recent natural disasters, but their balance sheets are very strong and premiums are rising. Life insurance companies are facing some earnings

[1]	For a detailed explanation of our economic views, see our Fourth-Quarter U.S. Economic Update.

stress and balance-sheet volatility, but most have comfortable capital cushions and solid earnings streams that can weather those near-term headwinds.
     Electric utilities have been an anchor of stability in recent years. While sales volumes are growing a little more slowly than expected, balance sheets are strong and earnings are rising modestly on incremental (but rarely transformational) capital expenditures. As preferred investors, we are satisfied with strong fixed-charge coverage and 9-10% return on equity, which is what we see at a number of utilities. Other sectors, including real estate investment trusts, pipeline, energy, and industrial companies show similar stable or improving credit profiles.
     On the two major bank regulatory fronts (Dodd-Frank Wall Street Reform and Consumer Protection Act and Basel Committee on Banking Supervision), there has been only limited progress in recent months. Regulatory uncertainty has limited the amount of new issue supply in the preferred market, as banks cannot be sure that preferred stock issues sold today will qualify as Tier 1 capital in 2013 and beyond. We expect the supply pipeline to remain low until capital rules are clarified. The uncertainty, however, has not prevented issuers from redeeming certain preferred securities that are expensive in today’s low-yield environment.
     On balance, we expect continued improvement in credit fundamentals, partially offset — and sometimes overwhelmed — by nervousness over Europe. Although that probably will make for volatile markets, we still see good opportunity in preferred securities.
Bank Credit Quality and Ratings Diverge
     In the aftermath of the credit crisis, the three largest nationally-recognized statistical rating organizations — Moody’s Investors Service, Standard & Poor’s, and Fitch Ratings — have lowered their ratings on preferred securities issued by banks. Although their reasoning varies (we are painting with a broad brush here), the rating agencies have cited two primary reasons for the lower ratings. First, they generally have lowered senior debt ratings on banks in recent years to reflect what they view as greater risk at these institutions and a lower likelihood that banks will receive government financial support in a crisis. Second, they often have lowered ratings on preferred securities relative to senior debt of the same issuer, in part reflecting a view that regulators will force preferred capital providers to absorb losses prior to receiving government financial support in any future crisis.
     These actions have resulted in lower ratings on a number of preferred securities held in the Fund’s portfolio. Although we base our investment decisions primarily on our own assessment of an issuer’s creditworthiness (along with an analysis of each issue’s particular terms and conditions), we still pay attention to the impact of these downgrades on the portfolio. That is because the Fund’s investment guidelines incorporate ratings thresholds, and we must manage within the rating guidelines for the Fund.
     This does not mean that we agree with these ratings. In particular, we believe that most U.S. banks are now considerably healthier than they were before the crisis, yet they are rated lower by the agencies. Part of that reflects agency ratings that often were too high prior to the crisis. However, we think many current bank preferred ratings underappreciate both the enormous increase in common equity capital and the lower risk profile at banks in the wake of financial reform legislation and upcoming capital requirements. For many U.S. bank preferreds today, lower agency credit ratings do not necessarily mean lower credit quality. Our job is to know which companies deserve the lower ratings and which do not.

Monthly Distributions to Fund Shareholders
     The Fund makes monthly distributions of income to shareholders consistent with its primary objective of providing high current income. Effectively, the Fund earns its income both by investing its assets in income-producing securities, such as preferred securities, and by employing leverage to borrow additional money and invest the proceeds in more income-producing securities.
     This use of leverage is an important part of the Fund’s strategy to produce high current income, because, over time, the cost of leverage typically is lower than the yield on the Fund’s portfolio. The difference between what the Fund earns on its investments and pays on the money it borrows increases the income available to common shareholders.
     This past year, leverage has had a particularly meaningful impact on the Fund’s distributions. First, the Fund twice lowered the rate it paid for leverage, and for the fiscal year paid a weighted-average interest rate of 1.202% on its borrowed money (versus much higher current yields generated by the Fund’s portfolio). Second, as the Fund’s net asset value improved during the year, the Fund was able to increase the amount of leverage employed. Both the lowering of rates and the increase in leverage balances supported the Fund’s two dividend increases during the year.
     Even though it would seem to be fairly straightforward, we believe there is a bit of art involved in setting dividend policy. One approach would be for the Fund to simply pay out its net earnings each month. Because of the uneven nature of the Fund’s income and expenses — and, over longer stretches of time, changes in the Fund’s cost of leverage — this approach would likely result in distribution rates that would change frequently. This has never seemed terribly appealing to us.
     We believe our shareholders are better served by a more stable level of monthly distributions. In striving for more stability, and to reflect inherent uncertainty in predicting future net earnings, in any particular month the Fund may pay out less than the amount earned for that same month; in other months, the distribution may be comprised of current month’s earnings plus income from prior months. Nonetheless, as a general matter, the Fund tries to set dividend rates that will result in it distributing to shareholders most of the net income it earns during a year.
     It is important, however, that shareholders understand the primary drivers behind dividend policy, and not confuse “stable dividend” with “constant dividend”. Broad trends in top-line portfolio income and changes in the cost of leverage (short-term rates) will require the Fund to modify the ongoing dividend rate periodically.
     This year the Fund ended up with a little bit of extra income at the end of year, mainly due to timing of leverage increases relative to timing of dividend adjustments. As in the past, the Fund has decided to make a small extra distribution of $0.055 per share and to carry over a bit of income for distribution in the next fiscal-year period.
Status of the Fund’s Hedging Strategy
     The Fund suspended its interest rate hedging program as the financial crisis intensified in the autumn of 2008. There were three principal reasons why we stopped hedging the long-term interest rate risk of the portfolio at that time. First, the relationship between preferred securities’ prices and the Fund’s hedging instruments (Treasury bond futures, interest rate swaps, or options on both) broke down during the financial crisis, and hedging lost its effectiveness. Second, the cost of hedging rose dramatically, as the yield curve steepened, volatility increased, and options prices rose. Finally, preferred securities became exceptionally cheap and were likely to offer high returns to shareholders even if long-term Treasury yields increased. We believed hedging simply would not work under market conditions existing at the time.

     Today, the correlation between preferred securities and our hedge instruments has improved, but it remains both weaker and significantly less stable than historical norms. A steep yield curve and high option-implied volatility continue to make hedging very expensive. And, the decline in preferred securities prices since mid-year makes them less sensitive to higher long-term Treasury or interest-rate swap yields. Although market conditions are not as extreme as they were in 2008, hedging still does not make sense to us.
     We will add another reason to the above list: the lower duration (i.e., interest rate sensitivity) of the portfolio today. Changes in regulation (especially for banks) and rating agency criteria combined with a sustained low-yield environment have substantially increased the probability that certain preferred securities will be called over the next several years. This has reduced the duration of the Fund’s portfolio, meaning it is less sensitive to higher long-term interest rates than it has been historically — reducing the need for interest-rate hedging. That may change in the future as issuers replace called securities with new, long-duration preferreds. If the portfolio’s interest rate sensitivity increases, we may be more willing to spend a bit on hedging, although the cost and anticipated effectiveness of doing so will always be important. We will continue to evaluate market conditions and the composition of the Fund’s portfolio, and we may reinstate the hedge if we judge that conditions warrant it.
Federal Tax Advantages of 2011 Calendar Year Distributions
     In 2011, the Fund passed on a portion of its income to individuals in the form of qualified dividend income or QDI. Under federal law, QDI is taxed at a maximum 15% rate instead of an individual’s ordinary income tax rate.
     In calendar year 2011, approximately 37.9% of distributions made by the Fund was eligible for QDI treatment. For an individual in the 28% marginal tax bracket, this means that the Fund’s total distributions will only be taxed at a blended 23.1% rate versus the 28% rate which would apply to distributions by a fund containing traditional corporate bonds. This tax advantage means that, all other things being equal, such an individual who held 100 shares of Common Stock of the Fund for the calendar year would have had to receive approximately $181.37 in distributions from a traditional corporate bond fund to net the same after-tax amount as the $169.75 distributions paid by the Fund.
     For detailed information about tax treatment of particular distributions received from the Fund, please see the Form 1099 you receive from either the Fund or your broker.
     Corporate shareholders also receive a federal tax benefit from the 15.2% distributions that were eligible for the inter-corporate dividends received deduction or DRD.
     It is important to remember that composition of the portfolio and income distributions can change from one year to the next, and that the QDI or DRD portions of 2012’s distributions may not be the same (or even similar) to 2011.

INVESTMENT POLICY MODIFICATION
     On February 3, 2011 the Fund announced the following changes to its investment policies. These changes were effective on April 4, 2011.
     Old Policy: At time of purchase, at least 80% of the securities that the Fund will acquire will be rated investment grade by either Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”), or, if unrated, judged to be comparable in quality. In addition, the Fund may invest up to 20% of its assets at the time of purchase in securities rated below investment grade by both Moody’s and S&P, if (a) such securities are rated at least “Ba3” by Moody’s or “BB-” by S&P and (b) such securities are issued by an issuer having an outstanding class of senior debt rated investment grade at the time of purchase. Thus, the Fund may not invest in securities rated below “Ba3” by Moody’s and below “BB-” by S&P.
     New Policy: At time of purchase, at least 80% of the securities that the Fund will acquire will be rated investment grade by any one of Moody’s, S&P or Fitch Ratings Group (“Fitch”). In addition, the Fund may invest up to 20% of its assets at the time of purchase in securities rated below investment grade by all of Moody’s, S&P and Fitch, provided that (a) such securities are rated at least “Ba3” by Moody’s, “BB-” by S&P, or “BB-” by Fitch or (b) such securities are issued by an issuer having an outstanding class of senior debt rated investment grade by any one of Moody’s, S&P, or Fitch at the time of purchase. Thus, the Fund may invest in securities rated below “Ba3” by Moody’s, “BB-” by S&P and “BB-” by Fitch if the issuer has investment grade senior debt outstanding.
Impact of Changes:
(1)	Fitch is now one of the approved ratings agencies for determining whether a security meets the definition of “investment grade” for purposes of the Fund’s policy of investing at least 80% of its assets in securities rated investment grade at the time of purchase or in securities of equivalent quality;

(2)	The Fund may now purchase securities rated below Ba3/BB-/BB- by each of Moody’s, S&P and Fitch, respectively, as long as the senior debt of the same issuer is rated investment grade by any one of Moody’s, S&P or Fitch at the time of purchase; and

(3)	If the senior debt of an issuer is unrated or it has no outstanding senior debt, the Fund may now purchase its preferred securities if they are rated at least Ba3/BB-/BB- by any one of Moody’s, S&P or Fitch, respectively.
     As a result of these changes, a security would be counted as investment grade if it had an investment grade rating by any one of Moody’s, S&P or Fitch, even if the other two rating agencies rated it below investment grade. The effect of this change would be to reduce the Fund’s holdings deemed below investment grade purchases, as of January 31, 2011, from 16.6% to 12.3%. In addition, the Fund would be authorized to purchase below Ba or BB securities of investment grade issuers, subject to an overall 20% limit on purchasing below investment grade securities. While this change would permit the Fund to acquire securities rated B and below, the Fund’s adviser has no current intention of doing so.
     As before, the Fund will apply the ratings criteria at the time of purchase and the Fund will not be required to dispose of securities if, after purchase, they are downgraded, although the adviser may take this into account in determining whether to retain the security. As a result, more than 20% of the Fund’s holdings at any time may be rated below investment grade or in equivalent securities. In addition, as before, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

Risks of Investing in Securities Rated Below Ba3/BB-
     The Fund can purchase below-investment grade securities with ratings of at least Ba3 by Moody’s and BB- by S&P and Fitch; such ratings generally indicate an issuer that is less vulnerable to non-payment of its obligations than other speculative issuers. The issuer, however, faces major ongoing uncertainty or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet its financial commitments. Under the Fund’s new investment policy with respect to the investment grade rating of securities, the Fund may invest in securities with ratings below Ba3/BB- so long as the issuer of such securities has an outstanding class of senior debt rated investment grade by any one of Moody’s, S&P or Fitch. Although a company’s senior debt rating may be investment grade, an underlying security issued by such company in which the Fund may invest may have a lower than investment grade rating. A security with a rating below Ba3/BB- generally indicates the issuer of such security has a high degree of vulnerability of not paying its financial obligations. A security rated B1 to B3 by Moody’s, or B+ to B- by S&P or Fitch, for example, indicates an issuer that is more vulnerable to not paying its obligations than a Ba3 or BB- issuer; the issuer, however, currently has the capacity to meet its financial commitments, although adverse business, financial, or economic conditions will likely impair the issuer’s capacity or willingness to meet its financial commitments. Securities rated Caa by Moody’s or CCC by S&P or Fitch indicate an issuer that is highly speculative and likely to be in, or very near default with some prospects of recovery of principal and interest, although the issuer is dependent upon favorable business, financial, and economic conditions to meet its financial commitments. Securities rated below Caa or CCC generally indicate an issuer that is highly vulnerable to not paying its obligations or that has defaulted on an obligation.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OVERVIEW
November 30, 2011 (Unaudited)

Fund Statistics

Net Asset Value	$17.06
Market Price	$18.10
Premium	6.10%
Yield on Market Price	9.25%
Common Stock Shares
Outstanding	9,832,057

Moody’s Ratings	% of Net Assets†

A	6.7%
BBB	71.9%
BB	17.0%
Below “BB”	1.8%
Not Rated*	0.9%
Below Investment Grade**	10.7%

*	Does not include net other assets and liabilities of 1.7%

**	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Liberty Mutual Group	5.1%
Banco Santander, S.A.	4.5%
Capital One Financial	4.0%
Metlife	3.9%
HSBC PLC	3.3%
Georgia Power	3.0%
Enbridge Energy Partners	2.8%
Unum Group	2.8%
Wells Fargo	2.7%
Southern California Edison	2.4%

% of Net Assets***†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	31%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	20%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation. See accompanying notes to financial statements for the tax characterization of 2011 distributions.

†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OF INVESTMENTS
November 30, 2011

Shares/$ Par		Value
Preferred Securities — 89.9%
	Banking — 34.4%

	Astoria Financial:
$4,850,000	Astoria Capital Trust I, 9.75% 11/01/29, Series B	$5,054,476	(1)(2)
	Banco Bilbao Vizcaya Argentaria, S.A.:
$2,050,000	BBVA International Preferred, 5.919%	1,240,250	**(1)(2)(3)
	Banco Santander, S.A.:
439,755	Banco Santander, 10.50% Pfd., Series 10	11,549,066	**(1)(3)
	Bank of America:
8,220	Bank of America Corporation, 8.20% Pfd.	181,251	*
17,540	Bank of America Corporation, 8.625% Pfd.	389,388	*
$1,000,000	BankAmerica Institutional, Series A, 8.07% 12/31/26, 144A****	925,000
25,000	Countrywide Capital V, 7.00% Pfd. 11/01/36	504,063
$500,000	Fleet Capital Trust II, 7.92% 12/11/26	461,250
$965,000	MBNA Capital, 8.278% 12/01/26, Series A	903,481
$2,325,000	NB Capital Trust IV, 8.25% 04/15/27	2,179,687
	Barclays Bank PLC:
$3,600,000	Barclays Bank PLC, 6.278%	2,224,127	**(1)(3)
1,900	Barclays Bank PLC, 7.75% Pfd., Series 4	41,230	**(3)
126,900	Barclays Bank PLC, 8.125% Pfd., Series 5	2,880,630	**(1)(3)
	BB&T Corp.:
18,321	BB&T Capital Trust VI, 9.60% Pfd. 08/01/64	479,460	(1)
	BNP Paribas:
$3,000,000	BNP Paribas, 7.195%, 144A****	2,040,000	**(1)(3)
	Capital One Financial:
$8,250,000	Capital One Capital III, 7.686% 08/15/36	8,219,062	(1)(2)
$500,000	Capital One Capital V, 10.25% 08/15/39	521,875	(1)
$1,643,000	Capital One Capital VI, 8.875% 05/15/40	1,660,337	(1)(2)
	Citigroup:
7,050	Citigroup Capital XII, 8.50% Pfd. 03/30/40	177,741
83,300	Citigroup Capital XIII, 7.875% Pfd. 10/30/40	2,142,376	(1)(2)
$320,000	Citigroup Capital XXI, 8.30% 12/21/57	321,600
	Colonial BancGroup:
$10,000,000	Colonial BancGroup, 7.114%, 144A****	300,000	(4)(5)††
	FBOP Corp.:
7,000	FBOP Corporation, Adj. Rate Pfd., 144A****	3,500	*(4)(5)†
	Fifth Third Bancorp.:
$2,150,000	Fifth Third Capital Trust IV, 6.50% 04/15/37	2,085,500	(1)
13,150	Fifth Third Capital Trust V, 7.25% Pfd. 08/15/67	329,408
133,051	Fifth Third Capital Trust VI, 7.25% Pfd. 11/15/67	3,355,387	(1)
The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2011

Shares/$ Par		Value
Preferred Securities — (Continued)
	Banking — (Continued)

	First Horizon:
3,900	First Tennessee Bank, Adj. Rate Pfd., 3.75%(6), 144A****	$2,366,812	*
3	FT Real Estate Securities Company, 9.50% Pfd., 144A****	2,865,000
	First Republic Bank:
2,000	First Republic Preferred Capital Corporation, 10.50% Pfd., 144A****	2,075,000
	Goldman Sachs Group:
$865,000	Goldman Sachs, Capital I, 6.345% 02/15/34	740,547	(1)(2)
$881,000	Goldman Sachs, Capital II, 5.793%	570,448	(1)(2)
1,500	STRIPES Custodial Receipts, Adj. Rate, 10.70%, Pvt.(6)	313,500	*(4)(5)
	HSBC PLC:
172,000	HSBC Holdings PLC, 8.00% Pfd., Series 2	4,461,938	**(1)(3)
$1,000,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	950,490	(1)(2)
87,189	HSBC USA, Inc., 6.50% Pfd., Series H	2,130,681	*(1)
1,828	HSBC USA, Inc., $2.8575 Pfd.	83,101	*
	ING Groep NV:
24,975	ING Groep NV, 8.50% Pfd.	542,707	**(3)
16,200	ING Groep NV, 7.05% Pfd.	288,887	**(3)
	JPMorgan Chase:
$1,850,000	JPMorgan Chase Capital XVIII, 6.95% 08/17/36, Series R	1,868,500	(1)(2)
$500,000	JPMorgan Chase Capital XXVII, 7.00% 11/01/39, Series AA	503,750	(1)(2)
	KeyCorp:
72,900	Keycorp Capital X, 8.00% Pfd. 03/15/68	1,864,782	(1)
	Lloyds Banking Group PLC:
$1,000,000	Lloyds Banking Group PLC, 6.657%, 144A****	535,000	**(3)†
	PNC Financial Services:
$1,676,000	National City Preferred Capital Trust I, 12.00%	1,747,584
39,995	PNC Financial Services, 9.875% Pfd., Series L	1,102,362	*(1)
$1,000,000	PNC Preferred Funding Trust III, 8.70%, 144A****	1,020,372	(1)(2)
	Sovereign Bancorp:
3,000	Sovereign REIT, 12.00% Pfd., Series A, 144A****	3,260,064
	SunTrust Banks:
8,100	SunTrust Capital IX, 7.875% Pfd. 03/15/68	205,791
	Webster Financial:
$2,800,000	Webster Capital Trust IV, 7.65% 06/15/37	2,732,943
	Wells Fargo:
$600,000	First Union Capital II, 7.95% 11/15/29	625,324	(1)(2)
The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2011

Shares/$ Par		Value
Preferred Securities — (Continued)
	Banking — (Continued)

$1,500,000	Wachovia Capital Trust III, Adj. Rate, 5.56975% (6)	$1,273,125	*(1)
43,526	Wachovia Preferred Funding, 7.25% Pfd., Series A	1,131,785	(1)
2,325	Wells Fargo & Company, 7.50% Pfd., Series L	2,456,363	*(1)
50,000	Wells Fargo & Company, 8.00% Pfd., Series J	1,398,500	*

		89,285,501

	Financial Services — 1.8%

	Ameriprise Financial:
$250,000	Ameriprise Financial, Inc., 7.518% 06/01/66	250,625
	Credit Suisse Group:
$1,300,000	Claudius, Ltd. — Credit Suisse AG, 7.875%, Series B	1,241,500	(3)
	Gulf Stream-Compass CLO:
$3,000,000	Gulf Stream-Compass CLO 2005 Composite Notes, 144A****	2,151,360	(4)(5)
	HSBC PLC:
45,011	HSBC Finance Corporation, 6.36% Pfd., Series B	932,245	*
	Lehman Brothers:
20,000	Lehman Brothers Holdings, Inc., 5.67% Pfd., Series D	5,380	*††
85,000	Lehman Brothers Holdings, Inc., 7.95% Pfd.	1,632	*††

		4,582,742

	Insurance — 20.1%

	Ace Ltd.:
$1,550,000	Ace Capital Trust II, 9.70% 04/01/30	2,029,787	(1)(2)(3)
	Aon Corporation:
$1,775,000	AON Corp, 8.205% 01/01/27	2,009,048	(1)
	Arch Capital Group:
12,150	Arch Capital Group Ltd., 7.875% Pfd., Series B	307,547	**(1)(3)
	AXA SA:
$1,196,000	AXA SA, 6.379%, 144A****	801,320	**(1)(2)(3)
$114,000	AXA SA, 6.463%, 144A****	74,670	**(3)
	Axis Capital:
66,600	Axis Capital Holdings, 7.50% Pfd., Series B	6,212,534	(1)(2)(3)
	Delphi Financial:
160,000	Delphi Financial Group, 7.376% Pfd. 05/15/37	3,773,200	(1)
	Everest Re Group:
$5,760,000	Everest Re Holdings, 6.60% 05/15/37	5,097,600	(1)(2)
The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2011

Shares/$ Par		Value
Preferred Securities — (Continued)
	Insurance — (Continued)

	Liberty Mutual Group:
$8,300,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	$10,084,500	(1)
	MetLife:
$2,250,000	MetLife, Inc., 10.75% 08/01/39	2,915,341	(1)(2)
$1,700,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	1,742,500	(1)(2)
$4,900,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	5,494,125	(1)
	Principal Financial:
12,000	Principal Financial Group, 5.563% Pfd., Series A	1,135,126	*
68,867	Principal Financial Group, 6.518% Pfd., Series B	1,786,238	*(1)
	Scottish Re:
109,000	Scottish Re Group Ltd., 7.25% Pfd.	694,875	**(3)†
	StanCorp Financial Group:
$1,750,000	Stancorp Financial Group, 6.90% 06/01/67	1,523,951	(1)
	The Travelers Companies:
$3,615,000	USF&G Capital, 8.312% 07/01/46, 144A****	4,385,653	(1)(2)
	XL Group PLC:
$2,550,000	XL Capital Ltd., 6.50%, Series E	2,001,750	(1)(3)

		52,069,765

	Utilities — 26.3%

	Alabama Power:
40,198	Alabama Power Company, 6.45% Pfd.	1,118,007	*(1)
	Baltimore Gas & Electric:
33,700	Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993	3,435,294	*(1)
	Commonwealth Edison:
$3,700,000	COMED Financing III, 6.35% 03/15/33	3,044,242	(1)(2)
	Constellation Energy:
20,170	Constellation Energy Group, 8.625% Pfd. 06/15/63, Series A	546,405	(1)
	Dominion Resources:
$2,500,000	Dominion Resources Capital Trust I, 7.83% 12/01/27	2,535,112	(1)(2)
$3,500,000	Dominion Resources, Inc., 7.50% 06/30/66	3,678,542	(1)(2)
	DTE Energy:
52,500	DTE Energy Company, 6.50%, Pfd.	1,328,906
	Entergy Arkansas:
83,000	Entergy Arkansas, Inc., 6.45% Pfd.	2,093,160	*(1)
	Entergy Louisiana:
57,000	Entergy Louisiana, Inc., 6.95% Pfd.	5,676,847	*(1)
The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2011

Shares/$ Par		Value
Preferred Securities — (Continued)
	Utilities — (Continued)

	Georgia Power:
72,297	Georgia Power Company, 6.50% Pfd., Series 2007A	$7,857,780	*(1)
	Gulf Power:
5,000	Gulf Power Company, 6.45% Pfd., Series 2007A	531,060	*
	Indianapolis Power & Light:
30,445	Indianapolis Power & Light Company, 5.65% Pfd.	2,984,563	*(1)
	Integrys Energy Group:
$2,640,000	WPS Resources Corporation, 6.11% 12/01/66	2,537,069	(1)(2)
	Interstate Power & Light:
94,721	Interstate Power & Light Company, 8.375% Pfd., Series B	2,705,468	*(1)
	MidAmerican Energy Holdings:
118,380	Calenergy Capital Trust III, 6.50% Pfd. 09/01/27	5,919,000
	Nextera Energy:
$4,197,000	FPL Group Capital, Inc., 6.65% 06/15/67	4,180,779	(1)(2)
$1,975,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	2,056,396	(1)(2)
	Peco Energy:
$4,000,000	PECO Energy Capital Trust IV, 5.75% 06/15/33	3,288,316	(1)(2)
	PPL Corp.:
$1,200,000	PPL Capital Funding, 6.70% 03/30/67, Series A	1,159,270	(1)
6,078	PPL Electric Utilities Corporation, 6.25% Pfd.	154,989	*
	Puget Energy:
$5,175,000	Puget Sound Energy, Inc., 6.974% 06/01/67	5,138,578	(1)
	Southern California Edison:
20,000	Southern California Edison, 6.00% Pfd., Series C	1,975,626	*(1)
1,650	Southern California Edison, 6.125% Pfd., Series B	163,453	*
40,600	Southern California Edison, 6.50% Pfd., Series D	4,212,250	*(1)

		68,321,112

	Energy — 5.1%

	Enbridge Energy Partners:
$7,050,000	Enbridge Energy Partners LP, 8.05% 10/01/37	7,386,877	(1)(2)
	Enterprise Products Partners:
$5,550,000	Enterprise Products Partners, 8.375% 08/01/66, Series A	5,860,872	(1)(2)

		13,247,749

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2011

Shares/$ Par		Value
Preferred Securities — (Continued)
	Real Estate Investment Trust (REIT) — 0.1%

	PS Business Parks:
10,000	PS Business Parks, Inc., 6.875% Pfd., Series R	$259,500

		259,500

	Miscellaneous Industries — 2.1%

	Ocean Spray Cranberries:
37,400	Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****	3,267,825	*(1)
	Textron, Inc.:
$2,850,000	Textron Financial Corporation, 6.00%, 02/15/67, 144A****	2,094,750

		5,362,575

	Total Preferred Securities
	(Cost $247,640,347)	233,128,944

Corporate Debt Securities — 8.4%
	Banking — 1.9%

	Goldman Sachs Group:
$3,575,000	Goldman Sachs Group, 6.75% 10/01/37, Sub Notes	3,189,904	(1)(2)
	Regions Financial:
$1,990,000	Regions Financial Corporation, 7.375%, 12/10/37, Sub Notes	1,646,725

		4,836,629

	Financial Services — 0.3%

	Lehman Brothers:
$4,726,012	Lehman Brothers, Guaranteed Note, Variable Rate, 5.843%, 12/16/16, 144A****	899,833	(4)(5)††

		899,833

	Insurance — 4.0%

	Liberty Mutual Group:
$3,400,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	3,116,715	(1)(2)
	Unum Group:
$7,000,000	UnumProvident Corporation, 7.25% 03/15/28	7,364,217	(1)(2)

		10,480,932

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2011

Shares/$ Par		Value
	Utilities — 1.2%

	Southern Union:
$1,000,000	Southern Union Company, 7.60% 02/01/24	$1,189,676	(1)
$1,600,000	Southern Union Company, 8.25% 11/15/29	1,929,115	(1)(2)

		3,118,791

	Miscellaneous Industries — 0.9%

	Pulte Group Inc.:
25,844	Pulte Homes, Inc., 7.375% 06/01/46	554,651
$2,160,000	Pulte Homes, Inc., 7.875% 06/15/32	1,755,000	(1)

		2,309,651

	Communication — 0.1%

	Sprint Nextel:
12,510	Corp-Backed Trust Certificates, 7.00% 11/15/28, Series Sprint	247,073	(1)

		247,073

	Total Corporate Debt Securities
	(Cost $25,521,511)	21,892,909

Common Stock — 0.5%
	Banking — 0.2%

	CIT Group:
13,500	CIT Group, Inc.	457,110	*†

		457,110

	Utilities — 0.3%

	Exelon Corp.:
7,840	Exelon Corporation	347,390	*
	PPL Corp.:
11,653	PPL Corporation	349,823	*

		697,213

	Total Common Stock
	(Cost $3,163,176)	1,154,323

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2011

Shares/$ Par	Value
Money Market Fund — 0.2%

BlackRock Liquidity Funds:
491,632	T-Fund	$491,632

Total Money Market Fund
(Cost $491,632)	491,632

Total Investments (Cost $276,816,666***)	99.0%	256,667,808
Other Assets And Liabilities (Net)	1.0%	2,660,159

Total Managed Assets	100.0	%‡	$259,327,967

Loan Principal Balance	(91,600,000)

Total Net Assets Available To Common Stock	$167,727,967

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**	Securities distributing Qualified Dividend Income only.

***	Aggregate cost of securities held.

****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At November 30, 2011, these securities amounted to $50,454,489 or 19.5% of total managed assets.

(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $181,370,542 at November 30, 2011.

(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $84,888,660 at November 30, 2011.

(3)	Foreign Issuer.

(4)	Illiquid

(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of November 30, 2011.

(6)	Represents the rate in effect as of the reporting date.

†	Non-income producing.

††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.

‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
Pfd.	— Preferred Securities
Pvt.	— Private Placement Securities
REIT	— Real Estate Investment Trust
STRIPES	— Structured Residual Interest Preferred Enhanced Securities
The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2011

ASSETS:
Investments, at value (Cost $276,816,666)		$256,667,808
Receivable for investments sold		1,117,227
Dividends and interest receivable		4,192,433
Prepaid expenses		42,787

Total Assets		262,020,255
LIABILITIES:
Loan Payable	$91,600,000
Payable for investments purchased	2,348,486
Dividends payable to Common Stock Shareholders	54,647
Investment advisory fees payable	120,145
Administration, Transfer Agent and Custodian fees payable	43,533
Servicing agent fees payable	9,234
Professional fees payable	82,003
Directors’ fees payable	2,907
Accrued expenses and other payables	31,333

Total Liabilities		94,292,288

NET ASSETS AVAILABLE TO COMMON STOCK		$167,727,967

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Undistributed net investment income		$858,565
Accumulated net realized loss on investments sold		(44,600,987)
Unrealized depreciation of investments		(20,148,858)
Par value of Common Stock		98,321
Paid-in capital in excess of par value of Common Stock		231,520,926

Total Net Assets Available to Common Stock		$167,727,967

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (9,832,057 shares outstanding)		$17.06

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2011

INVESTMENT INCOME:
Dividends†		$9,016,605
Interest		10,995,016
Rehypothecation Income		8,444

Total Investment Income		20,020,065

EXPENSES:
Investment advisory fees	$1,472,718
Servicing agent fees	114,544
Administrator’s fees	231,291
Professional fees	126,883
Insurance expenses	106,679
Transfer Agent fees	64,731
Directors’ fees	75,190
Custodian fees	35,650
Compliance fees	38,016
Interest expenses	1,088,169
Other	113,028

Total Expenses		3,466,899

NET INVESTMENT INCOME		16,553,166

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments sold during the year		9,773,993
Change in net unrealized appreciation/depreciation of investments		(13,894,743)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		(4,120,750)

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$12,432,416

†	For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.
The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Year Ended	Year Ended
	November 30, 2011	November 30, 2010
OPERATIONS:
Net investment income	$16.553.166	$15,650,390
Net realized gain/(loss) on investments sold during the year	9.773.993	6,514,560
Change in net unrealized appreciation/depreciation of investments	(13.894.743)	22,570,858

Net increase in net assets resulting from operations	12,432,416	44,735,808

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(1)	(16,473,273)	(14,515,278)

Total Distributions to Common Stock Shareholders	(16,473,273)	(14,515,278)
FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	500,665	458,224

Net increase in net assets available to Common Stock resulting from Fund share transactions	500,665	458,224

NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD	$(3,540,192)	$30,678,754

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of year	$171,268,159	$140,589,405
Net increase/(decrease) in net assets during the year	(3,540,192)	30,678,754

End of year (including undistributed net investment income of $858,565 and $931,691 respectively)	$167,727,967	$171,268,159

(1)	May include income earned, but not paid out, in prior fiscal year.
The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
STATEMENT OF CASH FLOWS
For the Year Ended November 30, 2011

INCREASE/(DECREASE) IN CASH

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$12,432,416
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(69,996,483)
Proceeds from disposition of investment securities	58,539,994
Sale of short-term investment securities, net	103,327
Cash received from litigation claim	131,084
Increase in receivable for investments sold	(1,117,227)
Increase in dividends and interest receivable	(325,945)
Decrease in prepaid expenses	5,439
Net amortization/(accretion) of premium/(discount)	(243,320)
Increase in payable for investments purchased	1,991,216
Increase in payables to related parties	5,886
Increase in accrued expenses and other liabilities	33,794
Change in net unrealized appreciation/depreciation on securities	13,894,743
Net realized gain from investments sold	(9,773,993)

Net cash provided by operating activities	5,680,931

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loan	10,300,000
Distributions paid (net of reinvestment of dividends and change in dividends payable) to common stock shareholders from net investment income	(15,980,931)

Net cash used in financing activities	(5,680,931)

Net increase/(decrease) in cash	—
CASH:
Beginning of the year	—

End of the year	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the year	$1,088,580
Reinvestments of dividends	500,665
Decrease of dividends payable to common stock shareholders	8,323
The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
FINANCIAL HIGHLIGHTS
For a Common Stock share outstanding throughout each year.
     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Year Ended November 30,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$17.47	$14.38	$9.00	$19.71	$23.29

INVESTMENT OPERATIONS:
Net investment income	1.69	1.60	1.43	1.91	2.24
Net realized and unrealized gain/(loss) on investments	(0.42)	2.97	5.33	(10.62)	(3.59)
DISTRIBUTIONS TO AMPS* SHAREHOLDERS:
From net investment income	—	—	(0.06)	(0.44)	(0.70)

Total from investment operations	1.27	4.57	6.70	(9.15)	(2.05)

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(1.68)	(1.48)	(1.32)	(1.53)	(1.53)
From return of capital	—	—	—	(0.03)	—

Total distributions to Common Stock Shareholders	(1.68)	(1.48)	(1.32)	(1.56)	(1.53)

Net asset value, end of year	$17.06	$17.47	$14.38	$9.00	$19.71

Market value, end of year	$18.10	$17.84	$13.10	$7.28	$17.00
Total investment return based on net asset value**	7.26%	33.05%	83.69%	(48.17%)	(8.71%)
Total investment return based on market value**	11.44%	49.14%	106.87%	(51.39%)	(16.95%)
RATIOS TO AVERAGE NET ASSETS AVAILABLE
TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of year (in 000’s)	$167,728	$171,268	$140,589	$88,002	$192,737
Operating expenses including interest expense(1)	1.98%	2.08%	2.92%	2.67%	—
Operating expenses excluding interest expense	1.36%	1.36%	1.70%	1.91%	1.51%
Net investment income †	9.45%	9.85%	13.34%	—	—
Net investment income, including payments to AMPS Shareholders †	—	—	12.76%	9.37%	6.94%
SUPPLEMENTAL DATA: ††
Portfolio turnover rate	23%	33%	37%	46%	57%
Total Managed Assets, end of year (in 000’s)	$259,328	$252,568	$209,489	$157,002	$321,237
Ratio of operating expenses including interest expense(1)(2) to total managed assets	1.31%	1.39%	1.83%	1.54%	—
Ratio of operating expenses excluding interest expense(2) to total managed assets	0.90%	0.91%	1.07%	1.10%	0.95%

*	Auction Market Preferred Stock.

**	Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

†	The net investment income ratios reflect income net of operating expenses, including interest expense.

††	Information presented under heading Supplemental Data includes AMPS and loan principal balance.

(1)	See Note 8.

(2)	Does not include distributions to AMPS Shareholders.
The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
FINANCIAL HIGHLIGHTS (Continued)
Per Share of Common Stock

	Total			Dividend
	Dividends	Net Asset	NYSE	Reinvestment
	Paid	Value	Closing Price	Price(1)
December 31, 2010 - Extra	$0.0400	$17.44	$17.26	$17.26
December 31, 2010	0.1350	17.44	17.26	17.26
January 31, 2011	0.1350	17.66	17.51	17.64
February 28, 2011	0.1350	18.02	17.87	17.99
March 31, 2011	0.1350	18.04	18.33	18.04
April 29, 2011	0.1350	18.38	18.58	18.38
May 31, 2011	0.1350	18.55	19.32	18.55
June 30, 2011	0.1350	18.23	19.17	18.23
July 29, 2011	0.1350	18.34	17.89	18.33
August 31, 2011	0.1395	17.71	18.25	17.71
September 30, 2011	0.1395	17.21	17.42	17.21
October 31, 2011	0.1395	17.53	17.74	17.53
November 30, 2011	0.1395	17.06	18.10	17.20

(1)	Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.
The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
FINANCIAL HIGHLIGHTS (Continued)
     Senior Securities

			Involuntary
		Asset	Liquidation	Total Debt	Asset
		Coverage	Preference	Outstanding	Coverage Per
	Total AMPS* Shares	Per AMPS	Per AMPS	End of Period	$1,000 of
Date	Outstanding (1)	Share (2)	Share (3)	(000s) (4)	Debt (5)
11/30/11	—	N/A	N/A	$91,600	$2,831
11/30/10	—	N/A	N/A	81,300	3,107
11/30/09	—	N/A	N/A	68,900	3,040
11/30/08	1,580	$80,704	$25,000	N/A	N/A
11/30/07	5,140	62,506	25,000	N/A	N/A

(1)	See note 7.

(2)	Calculated by subtracting the Fund’s total liabilities (excluding the AMPS) from the Fund’s total assets and dividing that amount by the number of AMPS shares outstanding.

(3)	Excludes accumulated undeclared dividends.

(4)	See note 8.

(5)	Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.

*	Auction Market Preferred Stock.
The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS
1. Organization
     Flaherty & Crumrine/Claymore Total Return Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on July 18, 2003, and commenced operations on August 29, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide its common shareholders with high current income. The Fund’s secondary investment objective is capital appreciation.
2. Significant Accounting Policies
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“US GAAP”) and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
     Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator no less frequently than on the last business day of each week and month in accordance with the policies and procedures approved by the Board of Directors of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.
     The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (Continued)
     Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.
     Fair Value Measurement: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of November 30, 2011 is as follows:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	November 30, 2011	Price	Inputs	Inputs
Preferred Securities
Banking	$89,285,501	$59,776,125	$29,205,876	$303,500
Financial Services	4,582,742	932,245	1,499,137	2,151,360
Insurance	52,069,765	28,800,076	23,269,689	—
Utilities	68,321,112	18,192,835	50,128,277	—
Energy	13,247,749	13,247,749	—	—
Real Estate Investment Trust (REIT)	259,500	259,500	—	—
Miscellaneous Industries	5,362,575	—	5,362,575	—
Corporate Debt Securities	21,892,909	7,110,419	13,882,657	899,833
Common Stock
Banking	457,110	457,110	—	—
Utilities	697,213	697,213	—	—
Money Market Fund	491,632	491,632	—	—

Total Investments	$256,667,808	$129,964,904	$123,348,211	$3,354,693

     The Fund did not have any significant transfers between Level 1 and Level 2 during the period.
     The Fund’s investments in Level 2 and Level 3 are based primarily on market information, where available. This includes, but is not limited to, prices provided by third-party providers, observable trading activity (including the recency, depth, and consistency of such information with quoted levels), and the depth and consistency of broker-quoted prices. In the event market information is not directly available, comparable information may be observed for securities that are similar in many respects to those being valued. The Fund

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (Continued)
may employ an income approach for certain securities that also takes into account credit risk, interest rate risk, and potential recovery prospects.
     The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Preferred Securities
				Financial	Corporate Debt
	Total Investments	Banking		Services	Securities
Balance as of 11/30/10	$2,137,752	$30,968		$1,457,430	$649,354
Accrued discounts/premiums	—	—		—	—
Realized gain/(loss)	—	—		—	—
Change in unrealized appreciation/ (depreciation)	916,941	(27,468)		693,930	250,479
Purchases	—	—		—	—
Sales	—	—		—	—
Transfers in	300,000	300,000	(1)	—	—
Transfers out	—	—		—	—

Balance as of 11/30/11	$3,354,693	$303,500		$2,151,360	$899,833

(1)	Transferred from Level 2 to Level 3 because of lack of observable market data due to decrease in market activity for these securities.
     For the year ended November 30, 2011, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $916,941. Total unrealized gain/(loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.
     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.
     Options: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.
     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (Continued)
the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.
     Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Fund’s investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.
     Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.
     Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2011, 2010, 2009 and 2008), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
     Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.
     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from US GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.
     Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to preferred shareholders, during 2011 and 2010 were as follows:

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (Continued)

	Distributions paid in fiscal year 2011		Distributions paid in fiscal year 2010
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Common	$16,473,273	$0	$14,515,278	$0
Preferred	N/A	N/A	N/A	N/A
     As of November 30, 2011, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

	Undistributed	Undistributed	Net Unrealized
Capital (Loss) Carryforward	Ordinary Income	Long-Term Gain	Appreciation/(Depreciation)
$(44,415,121)	$1,283,571	$0	$(20,334,723)
     The composition of the Fund’s $44,415,121 accumulated realized capital losses was $25,242,677 and $19,172,444 incurred in 2008 and 2009, respectively. These losses may be carried forward and offset against any future capital gains through 2016 and 2017, respectively. During the year ended November 30, 2011, the Fund utilized $2,515,848, $943,555, $1,648,329, $3,780,448 and $890,927 of capital losses expiring in 2012, 2013, 2014, 2015 and 2016, respectively.
     The Regulated Investment Company Modernization Act of 2010 (“Modernization Act”) was signed into law on December 22, 2010. Under the Modernization Act the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (Fiscal Year 2012 for the Fund) indefinitely. However, any losses incurred during those future taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.
     Reclassification of accounts: During the year ended November 30, 2011, reclassifications were made in the Fund’s capital accounts to report these balances on a tax basis, excluding temporary differences, as of November 30, 2011. Additional adjustments may be required in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the financial highlights excludes these adjustments. Below are the reclassifications:

Paid-in	Undistributed	Accumulated Net Realized
Capital	Net Investment Income	Gain on Investments
$(19,631)	$(153,019)	$172,650
     Excise tax: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund is subject to a payment of an estimated $26,500 of federal excise taxes attributed to calendar year 2011. The Fund paid $36,929 of federal excise taxes attributable to calendar year 2010 in March 2011.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (Continued)
     Additional Accounting Standards: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated disclosures required by ASU No. 2010-06 in its financial statement disclosures.
     In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.
3. Derivative Instruments
     The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. Historically the Fund has used options on treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. When the strategy has been employed, the Fund would purchase put options on treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related decline in portfolio asset values. The Fund has also purchased and written call options on treasury futures contracts to supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).
     The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on securities. Accounting policies for specific derivatives, including the location of these items in the financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.
     The Fund did not use any derivatives during the fiscal years ended November 30, 2011 and November 30, 2010.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (Continued)
     Options on Financial Futures Contracts: When the interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.
4. Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee
     Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% of the first $200 million of the Fund’s average weekly total managed assets, 0.50% of the next $300 million of the Fund’s average weekly total managed assets, and 0.45% of the Fund’s average weekly total managed assets above $500 million.
     For purposes of calculating the fees payable to the Adviser, Servicing Agent, Administrator and Custodian, the Fund’s average weekly total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction market preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any outstanding preferred shares issued by the Fund is not treated as a liability.
     Guggenheim Funds Distributors, Inc. (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.025% of the first $200 million of the Fund’s average weekly total managed assets, 0.10% of the next $300 million of the Fund’s average weekly total managed assets and 0.15% of the Fund’s average weekly total managed assets above $500 million.
     BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s Administrator. As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares attributable to Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average weekly total managed assets, 0.04% of the next $300 million of the Fund’s average weekly total managed assets, 0.03% of the next $500 million of the Fund’s average weekly total managed assets and 0.02% of the Fund’s average weekly total managed assets above $1 billion.
     BNY Mellon also serves as the Fund’s Common Stock dividend-paying agent and registrar (Transfer Agent). As compensation for BNY Mellon’s services, the Fund pays BNY Mellon a fee at an annual rate of 0.02% of the first $150 million of the Fund’s average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund’s average weekly net assets attributable to Common Stock, and 0.0025% of the Fund’s average weekly net assets attributable to Common Stock above $500 million, plus certain out-of-pocket expenses. For purposes of calculating such fee, the Fund’s average weekly net assets attributable to the Common Stock are deemed to be the average weekly value of the Fund’s total assets

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (Continued)
minus the sum of the Fund’s liabilities. For this calculation, the Fund’s liabilities are deemed to include the aggregate liquidation preference of any outstanding preferred shares and the loan principal balance.
     The Bank of New York Mellon (the “Custodian”) succeeded PFPC Trust Company as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average weekly total managed assets, 0.008% of the next $300 million of the Fund’s average weekly total managed assets, 0.006% of the next $500 million of the Fund’s average weekly total managed assets, and 0.005% of the Fund’s average weekly total managed assets above $1 billion.
     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board of Directors or Audit Committee, $500 for each in-person meeting of the Nominating Committee, and $250 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.
     The Fund currently pays the Adviser a fee of $37,500 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.
5. Purchases and Sales of Securities
     For the year ended November 30, 2011, the cost of purchases and proceeds from sales of securities excluding short-term investments, aggregated $69,996,483 and $58,539,994, respectively.
     At November 30, 2011, the aggregate cost of securities for federal income tax purposes was $277,002,531, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $14,765,062 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $35,099,785.
6. Common Stock
     At November 30, 2011, 240,000,000 shares of $0.01 par value Common Stock were authorized.
     Common Stock transactions were as follows:

	Year Ended		Year Ended
	11/30/11		11/30/10
	Shares	Amount	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan.	27,939	$500,665	27,785	$458,224
7. Auction Market Preferred Stock (AMPS)
     The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. Prior to July 9, 2009, the Fund had preferred stock issued in the form of AMPS. The AMPS was senior to the Common Stock and resulted in the financial leveraging of the Common Stock. As of July 9, 2009, the Fund redeemed and cancelled the last remaining shares of AMPS and does not currently have any issued and outstanding shares of preferred stock.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (Continued)
8. Committed Financing Agreement
     The Fund has entered into a committed financing agreement (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of November 30, 2011, the committed amount, and amount borrowed, under the Financing Agreement was $91.6 million.
     Effective August 23, 2011, the lender charges an annualized rate of 0.65% on the undrawn (committed) balance, and three-month LIBOR (reset quarterly) plus 0.75% on the drawn (borrowed) balance. From January 1, 2011 to August 22, 2011, the lender charged an annualized rate of 0.80% on the undrawn balance and three-month LIBOR (reset quarterly) plus 0.95% on the drawn balance. Prior to January 1, 2011, the lender charged an annualized rate of 1.00% on the undrawn balance and three-month LIBOR (reset quarterly) plus 1.10% on the drawn balance. For the year ended November 30, 2011, the daily weighted average annualized interest rate on the drawn balance was 1.202% and the average daily loan balance was $89,442,466. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.
     The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with six months’ advance notice.
     Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. The Fund receives a fee from the lender in connection with any Rehypothecated Securities. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. Rehypothecated Securities are identified in the Portfolio of Investments listing and fees earned from rehypothecation are included in the Statement of Operations.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (Continued)
9. Portfolio Investments, Concentration and Investment Quality
     The Fund invests primarily in a diversified portfolio of preferred and debt securities. This includes fully taxable preferred securities and traditional preferred stocks eligible for the inter-corporate dividends received deduction (“DRD”). Under normal market conditions, at least 50% of the value of the Fund’s total assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in securities issued by companies in the utilities industry and at least 25% of its total assets in securities issued by companies in the banking industry. The Fund’s portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.
     The Fund may invest up to 20% of its assets at the time of purchase in securities rated below investment grade by all of Moody’s, S&P and Fitch, provided that (a) such securities are rated at least “Ba3” by Moody’s, “BB-” by S&P, or “BB-” by Fitch or (b) such securities are issued by an issuer having an outstanding class of senior debt rated investment grade by any one of Moody’s, S&P, or Fitch at the time of purchase. Thus, the Fund may invest in securities rated below “Ba3” by Moody’s, “BB-” by S&P and “BB-” by Fitch if the issuer has investment grade senior debt outstanding. In addition, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.
     The Fund may invest up to 15% of its total assets in common stocks, which total includes those convertible securities that trade in close relationship to the underlying common stock of an issuer. Certain of its investments in hybrid, i.e., fully taxable, preferred securities will be considered debt securities to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.
     In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.
     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.
10. Securities Lending
The Fund terminated its securities lending agreements effective April 15, 2011.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (Continued)
11. Subsequent Events
     Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors of
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
     We have audited the accompanying statement of assets and liabilities of Flaherty & Crumrine/Claymore Total Return Fund Incorporated, including the portfolio of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flaherty & Crumrine/Claymore Total Return Fund Incorporated as of November 30, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 24, 2012

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
ADDITIONAL INFORMATION (Unaudited)
Dividend Reinvestment and Cash Purchase Plan
     Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the shareholder elects to receive cash. Registered shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.
     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.
     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2011, $319 in brokerage commissions were incurred.
     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
ADDITIONAL INFORMATION (Unaudited) (Continued)
     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.
     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.
     The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.
Additional Compensation Agreement
     The Adviser has agreed to compensate Merrill Lynch from its own resources at an annualized rate of 0.15% of the Fund’s total managed assets for certain services, including after-market support services designed to maintain the visibility of the Fund.
Proxy Voting Policies and Proxy Voting Record on Form N-PX
     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 22, 2011. This filing as well as the Fund’s proxy voting policies and procedures are available (i) without charge, upon request, by calling the Fund’s transfer agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.fcclaymore.com.
Portfolio Schedule on Form N-Q
     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended August 31, 2011. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be viewed and obtained from the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Section may be obtained by calling 1-800-SEC-0330.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
ADDITIONAL INFORMATION (Unaudited) (Continued)
Portfolio Management Team
     In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the “Information about Fund Directors and Officers” section of this report.
Amended and Restated By-Laws
     On July 19, 2011, the Board of Directors of the Fund amended and restated in its entirety the Bylaws of the Fund (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws include new or modified provisions regarding shareholder meetings, summarized below.
Shareholder Meetings
     Annual Meeting – establishing the ability of the Fund’s Board of Directors to determine the time of the annual meeting, rather than require the meeting to occur during the 30-day period ending five months after the end of the Fund’s fiscal year.
     Special Meeting – adding procedures and requirements for shareholders to call a special meeting of shareholders, including provisions that (a) clarify that, with respect to a particular matter, only shareholders of record as of a specific record date entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting may request a special meeting; (b) expand the information required to be provided by shareholders requesting a special meeting; and (c) give the Board of Directors control over the record date, time, place, and other procedures for the meeting.
     Notice – providing for the ability of the Fund to “household” shareholder meeting notices.
     Quorum – clarifying that, once a quorum has been established at a shareholder meeting, the shareholders may continue to transact business, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.
     Inspectors – providing for (i) the Fund’s Board of Directors, Chairman of the Board, Chief Executive Officer or President to appoint regionally or nationally recognized independent inspectors to perform a ministerial review of the validity of any shareholder special meeting request; and (ii) the Fund’s Board of Directors or the chairman of the meeting to appoint one or more inspectors for a shareholder meeting to, among other things, determine the number of shares of stock represented at the meeting and the validity and effect of proxies, report proxy results to the chairman of the meeting, and hear challenges in connection with the right to vote.
Advance Notice Provisions for Special Meetings
•	Enhancing the “advance notice” provisions for shareholder nominations for Directors and other proposals, including (a) requiring shareholders to notify the Secretary of the Fund of Director nominations and other shareholder proposals to be brought at an annual meeting not earlier the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however,

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
ADDITIONAL INFORMATION (Unaudited) (Continued)
that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made; (b) expanding, among other things, the information required to be provided by the shareholder making the proposal or nomination, including information regarding hedging, derivative or other transaction or series of transactions of such shareholder relating to Fund shares and for Board nomination information about the nominee and shareholder associated persons; and (c) requiring shareholders to update or correct any previously-submitted information; and

•	Clarifying that only those individuals nominated in accordance with the advance notice provisions of the Amended and Restated Bylaws are eligible for election by shareholder as Directors, and only such business shall be conducted at a meeting of shareholders as brought before the meeting in accordance with the advance notice provisions.
     The Fund has filed a full copy of the Amended and Restated Bylaws with the SEC on its EDGAR website.
Supplementary Tax Information
     Distributions to Common Stock Shareholders are characterized as follows for purposes of Federal income taxes (as a percentage of total distributions). Individual Shareholders will receive a Form 1099-DIV in 2012 with information about the tax character of distributions they received in calendar year 2011.

	Individual Shareholder		Corporate Shareholder
		Ordinary		Ordinary
	QDI	Income	DRD	Income
Fiscal Year 2011	37.40%	62.60%	14.94%	85.06%
Calendar Year 2011	37.91%	62.09%	15.24%	84.76%

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
ADDITIONAL INFORMATION (Unaudited) (Continued)
Information about Fund Directors and Officers
     The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

			Principal	Number of Funds	Other
	Current	Term of Office	Occupation(s)	in Fund Complex	Public Companies
Name, Address,	Position(s)	and Length of	During Past	Overseen	Board Memberships
and Age	Held with Fund	Time Served*	Five Years	by Director**	During Past Five Years
NON-INTERESTED
DIRECTORS:

David Gale	Director	Class I Director	President of Delta	4	Metromedia
Delta Dividend Group, Inc.		since	Dividend Group, Inc.		International Group,
220 Montgomery Street		August 2003	(investments)		Inc. and Emmis
Suite 426					Communications
San Francisco, CA 94104
Age: 62

Morgan Gust	Director	Class II Director	Owner and operator of	4	CoBiz Financial, Inc.
301 E. Colorado Boulevard	and	since	various entities engaged		(financial services)
Suite 720	Nominating	August 2003	in agriculture and real
Pasadena, CA 91101	and		estate; Former President
Age: 64	Governance		of Giant Industries, Inc.
	Committee		(petroleum refining and
	Chairman		marketing) from March
2002 through June 2007

Karen H. Hogan†	Director	Class II Director	Financial Consultant;	4	None
301 E. Colorado Boulevard		since	Active Board Member,
Suite 720		July 2005	Committee Member and
Pasadena, CA 91101			Volunteer to several non-
Age: 50			profit organizations. Board
Member, IKAR, a non-
profit organization.

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
Class I Director – three year term expires at the Fund’s 2014 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.
Class II Directors – three year term expires at the Fund’s 2012 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.
Class III Directors – three year term expires at the Fund’s 2013 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, and Flaherty & Crumrine/Claymore Preferred Securities Income Fund.

†	As a Director, until July 9, 2009, represented holders of shares of the Fund’s Auction Market Preferred Stock.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Principal	Number of Funds	Other
	Current	Term of Office	Occupation(s)	in Fund Complex	Public Company
Name, Address,	Position(s)	and Length of	During Past	Overseen	Board Memberships
and Age	Held with Fund	Time Served*	Five Years	by Director**	During Past Five Years
NON-INTERESTED
DIRECTORS:

Robert F. Wulf	Director	Class III Director	Financial Consultant;	4	None
47-154 El Menara Circle	and Audit	since	Trustee, University of
Palm Desert, CA 92260	Committee	August 2003	Oregon Foundation;
Age: 74	Chairman		Trustee, San Francisco
Theological Seminary
INTERESTED
DIRECTOR:
Donald F. Crumrine††	Director,	Class III Director	Chairman of the Board	4	None
301 E. Colorado Boulevard	Chairman of	since	and Director of Flaherty &
Suite 720	the Board and	August 2003	Crumrine Incorporated
Pasadena, CA 91101	Chief
Age: 64	Executive
Officer

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
Class I Director – three year term expires at the Fund’s 2014 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.
Class II Directors – three year term expires at the Fund’s 2012 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.
Class III Directors – three year term expires at the Fund’s 2013 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund; Flaherty & Crumrine Preferred Income Opportunity Fund, and Flaherty & Crumrine/Claymore Preferred Securities Income Fund.

††	“Interested person” of the Fund as defined in the 1940 Act. Mr. Crumrine is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
ADDITIONAL INFORMATION (Unaudited) (Continued)

Principal
	Current	Term of Office	Occupation(s)
Name, Address,	Position(s)	and Length of	During Past
and Age	Held with Fund	Time Served	Five Years
OFFICERS:
Robert M. Ettinger	President	Since	President and Director of Flaherty &
301 E. Colorado Boulevard		August 2003	Crumrine Incorporated
Suite 720
Pasadena, CA 91101
Age: 53

R. Eric Chadwick	Chief Financial	Since	Vice President and Director of
301 E. Colorado Boulevard	Officer, Vice	July 2004	Flaherty & Crumrine Incorporated
Suite 720	President and
Pasadena, CA 91101	Treasurer
Age: 36

Chad C. Conwell	Chief Compliance	Since	Chief Compliance Officer & Vice
301 E. Colorado Boulevard	Officer, Vice	July 2005	President of Flaherty & Crumrine
Suite 720	President and		Incorporated; Director of Flaherty &
Pasadena, CA 91101	Secretary		Crumrine Incorporated since
Age: 39			January 2011

Bradford S. Stone	Vice President	Since	Vice President and Director of
47 Maple Street	and Assistant	August 2003	Flaherty & Crumrine Incorporated.
Suite 403	Treasurer
Summit, NJ 07901
Age: 52

Laurie C. Lodolo	Assistant	Since	Assistant Compliance Officer and
301 E. Colorado Boulevard	Compliance	July 2004	Secretary of Flaherty & Crumrine
Suite 720	Officer, Assistant		Incorporated
Pasadena, CA 91101	Treasurer and
Age: 48	Assistant Secretary

Linda M. Puchalski	Assistant	Since	Administrator of Flaherty & Crumrine
301 E. Colorado Boulevard	Treasurer	August 2010	Incorporated
Suite 720
Pasadena, CA 91101
Age: 55

[This page intentionally left blank]

[This page intentionally left blank]

Directors
Donald F. Crumrine, CFA
Chairman of the Board
David Gale
Morgan Gust
Karen H. Hogan
Robert F. Wulf, CFA
Officers
Donald F. Crumrine, CFA
Chief Executive Officer
Robert M. Ettinger, CFA
President
R. Eric Chadwick, CFA
Chief Financial Officer,
Vice President and Treasurer
Chad C. Conwell
Chief Compliance Officer,
Vice President and Secretary
Bradford S. Stone
Vice President and
Assistant Treasurer
Laurie C. Lodolo
Assistant Compliance Officer,
Assistant Treasurer and
Assistant Secretary
Linda M. Puchalski
Assistant Treasurer
Investment Adviser
Flaherty & Crumrine Incorporated
e-mail: flaherty@pfdincome.com
Servicing Agent
Guggenheim Funds Distributors, Inc.
1-866-233-4001
Questions concerning your shares of Flaherty &
     Crumrine/Claymore Total Return Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent ––
BNY Mellon Shareowner Services
P.O. Box 358035
Pittsburgh, PA 15252-8035
1-866-351-7446
This report is sent to shareholders of Flaherty & Crumrine/Claymore Total Return Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
Annual
Report
November 30, 2011
www.fcclaymore.com

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of directors has determined that David Gale, Karen H. Hogan and Robert F. Wulf are each qualified to serve as an audit committee financial expert serving on its audit committee and that they all are “independent,” as defined by the Securities and Exchange Commission.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $47,500 for 2011 and $46,400 for 2010.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2010.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,270 for 2011 and $8,100 for 2010.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2010.

(e)(1)	The Fund’s Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund’s investment adviser and any service providers controlling, controlled by or under common control with the Fund’s investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	0%

(c)	0%

(d)	0%
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2011 and $0 for 2010.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.
(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: David Gale, Morgan Gust, Karen H. Hogan, and Robert F. Wulf.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are attached herewith.
ADVISER PROXY VOTING POLICIES AND PROCEDURES
Flaherty & Crumrine Incorporated (“FCI”) acts as discretionary investment adviser for various clients, including the following six pooled investment vehicles (the “Funds”):

As adviser to the “U.S. Funds”	Flaherty & Crumrine Preferred Income Fund
Flaherty & Crumrine Preferred Income Opportunity Fund
Flaherty & Crumrine/Claymore Preferred Securities Income Fund
Flaherty & Crumrine/Claymore Total Return Fund

As sub-adviser to the “Canadian Fund”	Flaherty & Crumrine Investment Grade Fixed Income Fund

As sub-adviser to the “Mutual Fund”	Destra Preferred and Income Securities Fund
FCI’s authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves
Purpose
These policies and procedures are designed to satisfy FCI’s duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.
In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where FCI’s interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby FCI exercises proxy voting authority.
This document is available to any client or Fund shareholder upon request and FCI will make available to such clients and Fund shareholders the record of FCI’s votes promptly upon request and to the extent required by Federal law and regulations.
Fundamental Standard
FCI will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest with the objective of client wealth maximization.
General
FCI has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities. In those events where FCI may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., FCI will apply the same principles as would apply to common or preferred stock, mutatis mutandis.
These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where FCI does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.
FCI may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC’s EDGAR database. In other instances, FCI will keep appropriate written records in its files or in reasonably accessible storage.
Similarly, FCI will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to FCI in making a decision how to vote.
For purposes of decision making, FCI will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where FCI may have discretionary authority with regard to several different securities of the same issuer, it may vote securities “in favor” for those securities or classes where FCI has determined the matter in question to be beneficial while, at the same time, voting “against” for those securities or classes where FCI has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.
FCI will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. FCI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.
Absent good reason to the contrary, FCI will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.
With regard to those shareholder-originated proposals which are typically described as “social, environmental, and corporate responsibility” matters, FCI will typically give weight to management’s recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer’s competitors.
In cases where the voting of proxies would not justify the time and costs involved, FCI may refrain from voting. From the individual client’s perspective, this would most typically come about in the case of small holdings, such as might arise in connection with spin-offs or other corporate reorganizations. From the perspective of FCI’s institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.
Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.
Voting of Common Stock Proxies
FCI categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. Absent good reason to the contrary, FCI normally will vote in favor of management’s recommendations on these routine matters.
Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) “contested” director slates. In non-routine matters, FCI, as a matter of policy, will attempt to be generally familiar with the questions at issue. This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.
Voting of Preferred Stock Proxies
Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders. These are non-routine in both form and substance.
In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, FCI will attempt, wherever possible, to assess the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications. A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.
In the case of the election of directors when timely payments to preferred shareholders have not been made (“contingent voting”), FCI will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. FCI will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, FCI does not intend to vote such proxies since the time and costs would outweigh the benefits.
Actual and Apparent Conflicts of Interest
Potential conflicts of interest between FCI and FCI’s clients may arise when FCI’s relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of FCI’s clients.
FCI will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, FCI will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Fund or the Mutual Fund) in instances when a material conflict of interest may be apparent. FCI must describe the conflict to the client and state FCI’s voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), FCI will vote in accordance with the recommendation it had made to the client.
In all such instances, FCI will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.
Amendment of the Policies and Procedures
These policies and procedures may be modified at any time by action of the Board of Directors of FCI but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to FCI’s clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds’ websites and will be disclosed in reports to shareholders as required by law.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed above under “Item 2 — Codes of Ethics” and “Item 7 — Proxy Voting Policies.”
(a)(1) Portfolio Managers
R. Eric Chadwick, Donald F. Crumrine, Robert M. Ettinger and Bradford S. Stone jointly serve as the Portfolio Managers of the Fund. Additional biographical information about the portfolio managers is available in the Annual Report included in Response to Item 1 above.

(a)(2) Other Accounts Managed By Portfolio Managers
The tables below illustrate other accounts where each of the above-mentioned four portfolio managers has significant day-to-day management responsibilities as of November 30, 2011:

				# of Accounts
				Managed for which
		Total		Advisory Fee is
Name of Portfolio		# of Accounts		Based on
Manager or Team Member	Type of Accounts	Managed	Total Assets (mm)	Performance
1. Donald F. Crumrine	Other Registered Investment	4	1,431	0
	Companies:
	Other Pooled Investment Vehicles:	1	168	0
	Other Accounts:	12	2,375	0
2. Robert M. Ettinger	Other Registered Investment	4	1,431	0
	Companies:
	Other Pooled Investment Vehicles:	1	168	0
	Other Accounts:	12	2,375	0
3. R. Eric Chadwick	Other Registered Investment	4	1,431	0
	Companies:
	Other Pooled Investment Vehicles:	1	168	0
	Other Accounts:	12	2,375	0
4. Bradford S. Stone	Other Registered Investment	4	1,431	0
	Companies:
	Other Pooled Investment Vehicles:	1	168	0
	Other Accounts:	12	2,375	0
Potential Conflicts of Interest
In addition to the Fund, the Portfolio Managers jointly manage accounts for three other closed-end funds, one mutual fund, one Canadian fund and other institutional clients. As a result, potential conflicts of interest may arise as follows:
•	Allocation of Limited Time and Attention. The Portfolio Managers may devote unequal time and attention to the management of all accounts. As a result, the Portfolio Managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

•	Allocation of Limited Investment Opportunities. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

•	Pursuit of Differing Strategies. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

•	Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among accounts. While the Adviser only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the Portfolio Managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the Portfolio Managers in affording preferential treatment to those accounts that could most significantly benefit the Adviser.
The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.
(a)(3) Portfolio Manager Compensation
Compensation is paid solely by the Adviser. Each Portfolio Manager receives the same fixed salary. In addition, each Portfolio Manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Flaherty & Crumrine (which are in turn based on the value of its assets under management). The Portfolio Managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on IRS limitations. Each Portfolio Manager is also a shareholder of Flaherty & Crumrine and receives quarterly dividends based on his equity interest in the company.
(a)(4) Disclosure of Securities Ownership
The following indicates the dollar range of beneficial ownership of shares by each Portfolio Manager as of November 30, 2011:

Dollar Range of Fund Shares
Name	Beneficially Owned*
R. Eric Chadwick	$100,001 to $500,000
Donald F. Crumrine	$100,001 to $500,000
Robert M. Ettinger	$500,001 to $1,000,000
Bradford S. Stone	$50,001-$100,000

*	Includes 4,198 shares held by Flaherty & Crumrine Incorporated of which each portfolio manager has beneficial ownership.
(b)	Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Enhancing the “advance notice” provisions for shareholder nominations for Directors and other proposals, including (a) requiring shareholders to notify the Secretary of the Fund of Director nominations and other shareholder proposals to be brought at an annual meeting not earlier the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made; (b) expanding, among other things, the information required to be provided by the shareholder making the proposal or nomination, including information regarding hedging, derivative or other transaction or series of transactions of such shareholder relating to Fund shares and for Board nomination information about the nominee and shareholder associated persons; and (c) requiring shareholders to update or correct any previously-submitted information; and
Clarifying that only those individuals nominated in accordance with the advance notice provisions of the Amended and Restated Bylaws are eligible for election by shareholder as Directors, and only such business shall be conducted at a meeting of shareholders as brought before the meeting in accordance with the advance notice provisions.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant) Flaherty & Crumrine/Claymore Total Return Fund Incorporated

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
(principal executive officer)

Date 1/24/12
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
(principal executive officer)

Date 1/24/12

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Financial Officer, Treasurer and Vice President
(principal financial officer)

Date 1/24/12

*      Print the name and title of each signing officer under his or her signature.